Supplement dated January 13, 2009 to the prospectus dated February 1, 2008 of:

Seligman Colorado Fund, Seligman Georgia Fund, Seligman Louisiana Fund, Seligman
  Maryland Fund, Seligman Massachusetts Fund, Seligman Michigan Fund, Seligman
   Missouri Fund, Seligman Ohio Fund, Seligman Oregon Fund and Seligman South
     Carolina Fund, each a series of Seligman Municipal Fund Series, Inc.;

 Seligman Florida Municipal Series and Seligman North Carolina Municipal Series,
                each a series of Seligman Municipal Series Trust;

                  Seligman New Jersey Municipal Fund, Inc.; and

                   Seligman Pennsylvania Municipal Fund Series

                    (each a "Fund" and together, the "Funds")

On January 8, 2009, each Fund's Board of Directors/Trustees approved in principle the merger of such Fund into Seligman National Municipal Class ("Seligman National Fund"), a series of Seligman Municipal Fund Series, Inc. Seligman National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each Fund and Seligman National Fund invest at least 80% of their respective net assets in investment grade municipal securities. Each Fund and Seligman National Fund also generally invest in long-term municipal bonds and favor revenue bonds. Unlike each of the Funds, which generally invest in securities issued by a particular state corresponding to the state in a Fund's name, or by its local governments, agencies or authorities, Seligman National Fund does not seek to provide income exempt from state and local tax and therefore may invest in a broader geographic range of the municipal securities market. More complete information about the Seligman National Fund and the proposed mergers will be included in proxy materials.

Completion of each merger is subject to approval by shareholders of the applicable Fund. It is currently anticipated that proxy materials regarding each merger will be distributed to shareholders of the Funds during the first or second quarter of 2009, and that a meeting of shareholders to consider each merger will be scheduled for the second quarter of 2009.

For more information about Seligman National Fund, please call 1-800-221-2450 or visit the Seligman website at http://seligman.com/prospectus.html for a prospectus.